UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant   ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LION, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

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[LION, Inc. published the following materials on June 18, 2007]

Questions and Answers for LION Shareowners

     The following is a series of frequently asked questions and answers for LION shareowners and employees regarding the LION annual meeting. This series of FAQs is posted in the investor relations section of LION’s web site at www.lioninc.com.

When and where is the LION annual meeting?

     The annual meeting of LION shareowners will be held at 10:00 a.m. local time, on Wednesday, June 20, 2007, at the MEYDENBAUER CENTER, 11100 NE 6th Street, Bellevue, Washington 98004. Check-in will begin at 9:00 a.m. Please allow ample time for the check-in procedures.

How does the board of directors of LION recommend that I vote?

     The LION board of directors recommends that you vote “FOR” the LION nominees named in the LION Proxy Statement on the WHITE proxy card and “FOR” approval of Proposals 2 and 3 on the WHITE proxy card.

As a LION shareowner, how can I vote?

     You may direct your vote without attending the LION annual meeting. If you are a shareowner of record, you may vote by granting a proxy. If you hold shares in street name, you may vote by submitting voting instructions to your broker or nominee. You may vote for the LION nominees by:

o	Voting by Internet or phone by following the instructions on the WHITE proxy card or voting instruction card. By voting by the Internet or telephone, your vote is immediately confirmed and tabulated;

o	Signing, dating and returning your WHITE proxy card or voting instruction card, as applicable, for the LION annual meeting. Because the LION annual meeting is only a few days away, in order to ensure your vote is considered proxies can be faxed to Georgeson at (212) 440-9009. When faxing, please include both sides of the proxy card;

o	If you hold shares in a stock brokerage account or if your shares are held by a bank or broker (i.e., in street name), by submitting voting instructions to your bank or broker;

o	Attending the LION annual meeting and voting in person, provided however, that if you hold shares in a stock brokerage account or if your shares are held by a bank or broker (i.e., in street name), you may not vote in person at the LION annual meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. You will also need to present identification and comply with the other admission procedures described below (See “How can I attend the LION annual meeting?”).

What should I do when I receive my LION proxy materials?

     Because the meeting is only a few days away, shareowners should, if possible, vote by Internet and phone by following the instructions on their WHITE proxy card. Alternatively, please sign, date and return your WHITE proxy card as soon as possible.

What does it mean if I get more than one set of voting materials?

     Your shares are likely registered differently or are in more than one account. Please vote each of your accounts by telephone, the Internet, or mail by following the instructions on the WHITE proxy card or voting instruction card. If you mail your proxy cards, please sign, date, and return each WHITE proxy card to guarantee that all of your shares are voted.

Does the color of the proxy card matter?

     WHITE proxy cards and voting instruction cards are being solicited on behalf of the LION board of directors in favor of management’s director nominees. The LION board of directors urges shareowners to sign, date and return each WHITE proxy or voting instruction card promptly.

     The green proxy cards are being sent to LION shareowners by the dissident Committee soliciting proxies against the board’s nominees. The LION board of directors urges LION shareowners to discard any green proxy or voting instruction card sent by the dissident Committee.

I have received a green proxy or voting instruction card. Should I sign it and mail it?

     No. The LION board of directors urges LION shareowners to discard any green proxy or voting instruction cards sent to you by the dissident Committee which is soliciting proxies against the board’s nominees.

I have already submitted a green proxy or voting instruction card. May I change my vote?

     Yes. You may revoke a previously granted green proxy or voting instruction at any time prior to the annual meeting by:

o	Voting by Internet or phone by following the instructions on the WHITE proxy card or voting instruction card. By voting by the Internet or telephone, your vote is immediately confirmed and tabulated;

o	Signing, dating and returning your WHITE proxy card or voting instruction card, as applicable, for the LION annual meeting. Because the LION annual meeting is only a few days away, in order to ensure your vote is considered proxies can be faxed to Georgeson at (212) 440-9009. When faxing, please include both sides of the proxy card;

o	If you hold shares in a stock brokerage account or if your shares are held by a bank or broker (i.e., in street name), by submitting voting instructions to your bank or broker;

o	Attending the LION annual meeting and voting in person, provided however, that if you hold shares in a stock brokerage account or if your shares are held by a bank or broker (i.e., in street name), you may not vote in person at the LION annual meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares.

You will also need to present identification and comply with the other admission procedures described below (See “How can I attend the LION annual meeting?”).

     You do not need to contact the dissident Committee to revoke any previously granted proxy you may have given to the dissidents by returning a green proxy card.

     Only your last submitted proxy or voting instruction card will be considered. Please vote by Internet or phone by following the instructions on the WHITE proxy card, or submit a WHITE proxy or voting instruction card for the LION annual meeting as soon as possible.

I have already submitted both a green proxy and a WHITE proxy card. Which vote will be counted?

     If you submit more than one proxy card, your latest dated proxy card will be counted. Any green proxy card sent in for any reason could invalidate previous WHITE cards sent by you to support LION’s director nominees. Therefore, it is important you complete, sign, date and return a WHITE proxy card after any green proxy or voting instruction card you may have submitted. If you complete, sign, date and return a WHITE proxy or voting instruction card with a later date after you have submitted a green proxy or voting instruction card, the WHITE proxy or voting instruction card will automatically revoke the green proxy or voting instruction card.

How can I attend the LION annual meeting?

     You are entitled to attend the annual meeting only if you were an LION shareowner or joint holder as of the close of business on the record date of May 7, 2007, or if you hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. In addition, if you are a record holder, your name will be verified against the list of record holders on the record date prior to being admitted to the meeting. If you are not a record holder but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to June 20, 2007, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the LION annual meeting. The annual meeting will begin promptly at 10:00 a.m. Check-in will begin at 9:00 a.m., and you should allow ample time for check-in procedures.

What is the significance of whether I hold my shares as a record holder or in street name?

     LION shareowners are being asked to vote both shares held directly in their name as shareowners of record and any shares they may hold in street name as beneficial owners. Shares held in street name are shares held in a stock brokerage account or shares held by a bank or other nominee.

     Record holders will receive proxy cards. Holders of shares in street name will receive voting instruction cards in order to instruct their brokers or nominees how to vote. Voting by Internet or phone may be accomplished by following the instructions on the WHITE proxy card or voting instruction card.

     If LION shareowners of record do not include instructions on how to vote their properly signed WHITE proxy cards for the LION annual meeting, their shares will be voted “FOR” the LION nominees named in the LION Proxy Statement, “FOR” Proposal 2 to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2007, and “FOR” Proposal 3 in the discretion of the proxy holders on any other business that may properly come before the LION annual meeting or any adjournment or postponement thereof.

     If LION shareowners holding shares of LION common stock in street name do not provide voting instructions, their shares will not be considered to be votes cast at the annual meeting.

     Shareowners of record of LION common stock may also vote in person at the LION annual meeting by submitting their proxy cards or by filling out a ballot at the annual meeting.

     If shares of LION common stock are held by LION shareowners in street name, those LION shareowners may not vote their shares in person at the LION annual meeting unless they bring a signed proxy from the record holder giving them the right to vote their shares and fill out a ballot at the annual meeting.

What if I don’t receive my LION proxy materials?

  If you didn’t receive your proxy materials, duplicate materials may be requested from:

  Georgeson, Inc.
  17 State Street, 10th Floor
  New York, NY 10004
  (888) 605-7542 (Toll Free)
  Banks and Brokerage Firms please call:
  (212) 440-9800

     You may also download a copy of the proxy materials at the investor relations portion of LION’s website at www.lioninc.com or obtain a copy at www.sec.gov. However, you will need to contact Georgeson to obtain a proxy or voting instruction card.

What if I am contacted by a third party seeking to influence my vote?

     LION has retained Georgeson as its proxy solicitor for the LION annual meeting. LION shareowners may receive calls from Georgeson regarding their vote for the LION annual meeting. LION shareowners may also receive calls and be solicited by the proxy solicitor for the dissident Committee in an attempt to get you to sign their proxy card. We urge you not to sign any proxy card or other materials you may receive from the dissident Committee. Shareowners may, but are not required to, discuss their vote with any proxy solicitor.

How did the dissident Committee obtain LION shareowner addresses for the purpose of mailing its proxy solicitation materials?

     Under Washington law, LION is required to provide a list of its shareowners entitled to vote at the annual meeting to the dissident group.

Who will count the votes for the LION annual meeting?

     LION has retained an independent third party to act as Inspector of Elections and tabulate the votes for the LION annual meeting.

     Your vote is important!

     Because the LION annual meeting is only a few days away, shareowners are encouraged to vote by Internet and phone by following the instructions on their WHITE proxy card or voting instruction card.

     Alternatively, proxies can be faxed to Georgeson at (212) 440-9009. When faxing, please include both sides of the proxy card. Otherwise, please sign, date and return your WHITE proxy card as soon as possible.

The board of directors urges LION shareowners to discard the green proxy card sent by the dissident Committee. If you have already voted a green proxy card, change your vote now by voting the WHITE proxy card.

Cautionary Note Regarding Forward Looking Statements

This release contains forward-looking statements that involve risks and uncertainties concerning our expected performance (as described without limitation in the quotations from current management in this release). Actual results may differ materially from the results predicted and reported results should not be considered as an indication of our future performance. We believe that these potential risks and uncertainties include, without limitation: interest rate changes; housing and consumer trends affecting home purchases; the management of our potential growth; our ability to integrate newly acquired assets and product lines; risks of new business areas and new Internet technology; joint-marketing and sales agreements; our ability to attract and retain high quality employees; changes in the overall economy and in technology; and the number and size of our Internet competitors. Statements in this release should be evaluated in light of these important factors. More information about these and other important factors that could affect our business and financial results is included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, including (without limitation) under the captions, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which is on file with the Securities and Exchange Commission. Additional information may also be set forth in those sections in our quarterly reports on Form 10-QSB previously filed with the Securities and Exchange Commission.

The LION logo is a trademark of LION, Inc. or its subsidiaries. All other trademarks are the properties of their respective owners.

Important Additional Information

The Company and the LION nominees are deemed participants in this solicitation of proxies from shareowners in connection with the LION Annual Meeting of Shareowners. Information concerning such participants is available in the Company’s Proxy Statement filed with the Securities and Exchange Commission on May 11, 2007, as amended and supplemented. Dissident director Sam Ringer is also a participant in an opposing solicitation by the Committee to replace certain of the LION nominees. Shareowners are advised to read the Company’s Proxy Statement and amendments and supplements thereto and other relevant documents when they become available, because they will contain important information. Shareowners may obtain, free of charge, copies of the Company’s Proxy Statement and any other documents filed by the Company with the SEC in connection with the 2007 Annual Meeting of Shareowners at the SEC’s website at http://www.sec.gov or by contacting the Company’s proxy solicitor Georgeson Inc. at (888) 605-7542.

If you have any questions about how to vote your shares, or if you need assistance in voting your shares, please contact LION’s proxy solicitor, Georgeson Inc. toll-free at (888) 605-7542.

If you have questions or need assistance in voting your shares, please call:

17 State Street, 10th Floor
New York, NY 10004
(888) 605-7542 (Toll Free)

Banks and Brokerage Firms please call:

(212) 440-9800